================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K

                                ----------------

[X] Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
    Act of 1934

Date of Original Report: SEPTEMBER 9, 1997        Commission File Number 0-9860
                         -----------------                               ------


                        BIOSEARCH MEDICAL PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEW JERSEY                                    22-2090421
       -----------------------------                     ----------------------
       (State or other jurisdiction                         (I.R.S. Employer
       incorporation or organization                     Identification Number)


35 INDUSTRIAL PARKWAY, SOMERVILLE, NEW JERSEY                  08876-1276
---------------------------------------------                --------------
   (Address of principal executive offices)                   (Zip Code + 4)


Registrant's telephone number, including area code: (908) 722-5000)
                                                    ---------------

Item 1:  N/A

Item 2:  N/A

Item 3:  N/A

Item 4:  N/A

Item 5:  EVENTS

         Since 5/28/97 the Company has not made a payment on its mortgage. The Summit Bank has notified the Company, by letter dated 8/25/97, that the Company is in default for failure to make payments when due. The bank has exercised its right under the loan documents to declare immediately due and payable the entire remaining outstanding balance as of 8/19/97.

================================================================================

         The effect of this decision by the bank requires the Company to reclassify the long term portion of its mortgage debt to short term.

         The ability of the Company to operate as a going concern is dependent on obtaining financing for working capital and to pay off the Summit Bank debt.

Item 6:  N/A

Item 7:  N/A




                                     BIOSEARCH MEDICAL PRODUCTS, INC.


                                     By: /s/ ROBERT C. KELLER
                                         --------------------------------------
                                         Robert C. Keller
                                         Treasurer and Chief Accounting Officer



Attested

By: /s/ ROBERT MORAVSIK
    -------------------------------
    Robert J. Moravsik
    Vice President
    General Counsel and Secretary


                                       2